UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 30, 2008

Date of Report (Date of earliest event reported)

CAI International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33388	94-3298884
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Embarcadero Center, Suite 2101, San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

(415) 788-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2008, Container Applications Limited, organized under the laws of Barbados (“CAI Barbados”) and a wholly owned subsidiary of the Company, CAI International, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with BNS Consent Holding AS, a Norwegian corporation, pursuant to which CAI Barbados has purchased all of the issued and outstanding capital stock of Consent Equipment AB, a Swedish corporation, for a Purchase Price of US$15,600,000.00, subject to adjustment as provided in the Purchase Agreement.

The Purchase Agreement contains standard representations, warranties and covenants by all parties, which generally survive for one year in the absence of fraud or willful misconduct. The Purchase Agreement also includes indemnification provisions that limit the liability of the seller in the absence of fraud or willful misconduct to 30% of the Purchase Price, except for indemnification provisions under the representations and warranties related to Ownership of Shares, Authority, Capitalization, Tax Matters, Title to Assets; Absence of Liens and Encumbrances and Contracts, which are limited to 100% of the Purchase Price. Indemnification claims are also subject to a deductible threshold. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have obtained in connection with signing the Purchase Agreement. The description in this Report of the Purchase Agreement, which is filed as an exhibit to this Report, does not purport to be complete and is qualified in its entirety by the provisions of the Purchase Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure provided in Item 1.01 of this current report on Form 8-K is hereby incorporated by reference.

Item 8.01	Other Events.

On April 30, 2008, the Company issued a press release announcing its results for the first quarter ended March 31, 2008 and the closing of the acquisition of Consent Equipment AB. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of April 30, 2008, between Container Applications Limited and BNS Consent Holding AS

99.1	Press Release dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: May 6, 2008	By:	/s/ Victor M. Garcia
		Name:	Victor M. Garcia
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of April 30, 2008, between Container Applications Limited and BNS Consent Holding AS

99.1	Press Release dated April 30, 2008